UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 16, 2015

ORBITAL SCIENCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-14279	06-1209561
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		Number)

45101 Warp Drive, Dulles, Virginia 20166

(Address of principal executive offices) (Zip Code)

(703) 406-5000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events.

On January 16, 2015, Orbital Sciences Corporation, a Delaware corporation (“Orbital” or the “Company”), entered into a memorandum of understanding (the “MOU”) with plaintiffs and other named defendants regarding the settlement of a putative class action lawsuit filed in the Court of Chancery of the State of Delaware in response to the announcement of the execution of a Transaction Agreement (the “Transaction Agreement”), dated as of April 28, 2014, among Orbital, Alliant Techsystems Inc., a Delaware corporation (“ATK”), Vista Outdoor Inc. (formerly Vista SpinCo Inc.), a Delaware corporation (“Vista Outdoor”) and Vista Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of ATK (“Merger Sub”), pursuant to which, among other things, Merger Sub will be merged with and into Orbital, with Orbital continuing as the surviving corporation and a wholly-owned subsidiary of ATK (the “Merger”).

As described in greater detail in the joint proxy statement/prospectus (the “Joint Proxy Statement/ Prospectus”) dated December 17, 2014 and forming a part of the registration statement on Form S-4 filed with the Securities and Exchange Commission (the “SEC”) by ATK and declared effective by the SEC on December 17, 2014, purported stockholders of Orbital filed complaints styled as class action lawsuits in the Court of Chancery of the State of Delaware (the “Court of Chancery”).  The lawsuits were consolidated by the Court of Chancery in Delaware under the caption In Re Orbital Sciences Corporation Stockholder Litigation, Consolidated C.A. No. 9635-VCN (the “Consolidated Lawsuit”).

Under the terms of the MOU, Orbital, ATK, the other named defendants and the plaintiffs have agreed to settle the Consolidated Lawsuit and release the defendants from all claims relating to the Merger, subject to court approval.  If the court approves the settlement contemplated by the MOU, the Consolidated Lawsuit will be dismissed with prejudice.  Pursuant to the terms of the MOU, Orbital and ATK have agreed to make available additional information to Orbital’s stockholders.  The additional information is contained below and should be read in conjunction with the Joint Proxy Statement/Prospectus, which should be read in its entirety.  In addition, the defendants in the Consolidated Lawsuit have agreed to negotiate in good faith with plaintiffs’ counsel regarding an appropriate amount of fees, costs and expenses to be paid to plaintiffs’ counsel by Orbital or its successor.

The settlement will not affect the merger consideration to be paid to Orbital’s stockholders in connection with the Merger or the timing of the special meeting of Orbital’s stockholders, scheduled for January 27, 2014 in Dulles, Virginia, to, among other things, consider and vote on a proposal to adopt the Transaction Agreement.

Orbital, ATK and the other defendants deny all of the allegations in the Consolidated Lawsuit and believe the disclosures in the Joint Proxy Statement/Prospectus are adequate under the law.  Nevertheless, Orbital, ATK and the other defendants have agreed to settle the Consolidated Lawsuit in order to avoid the distraction and expense of litigation.

* * *

SUPPLEMENT TO THE JOINT PROXY STATEMENT/PROSPECTUS

The following information supplements the Joint Proxy Statement/Prospectus and should be read in conjunction with the Joint Proxy Statement/Prospectus, which should be read in its entirety.  All page references in the information below are to the pages in the Joint Proxy Statement/Prospectus, and terms used below have the meanings set forth in the Joint Proxy Statement/Prospectus, unless otherwise defined below.(1)

1.              The following paragraph on page 61 of the Joint Proxy Statement/Prospectus under the heading “Background of the Merger”:

“On March 12, 2013, the Orbital board held a regular meeting with members of Orbital senior management present. At the meeting, Mr. Thompson provided a strategic overview and outlook for Orbital’s business, including the company’s growth plans for the next four years and the major operational and financial risks in achieving these objectives. The Orbital board asked about near-term operational challenges and market opportunities as well as management’s views on potential strategic transactions. Mr. Gregory A. Jones, Vice President, Corporate Strategy and Development of Orbital, presented several potential acquisition targets, including a potential acquisition of a major part of ATK’s Aerospace Group. Mr. Jones discussed with the Orbital board the benefits and risks of each of these potential acquisitions and identified a transaction with ATK as the most desirable, based on available information. The Orbital board agreed that several of these acquisitions were worth considering and authorized Orbital management to continue exploring the transactions, including a potential transaction with ATK. The Orbital board also determined that the company’s basic strategy was sound, that management

(1)                                 Additions to the Joint Proxy Statement/Prospectus are underlined below.

should continue to focus on executing this strategy, and that it was unlikely that a sale of all or a substantial part of Orbital would provide acceptable value to the company’s stockholders.”

is hereby amended to read as follows:

“On March 12, 2013, the Orbital board held a regular meeting with members of Orbital senior management present. At the meeting, Mr. Thompson provided a strategic overview and outlook for Orbital’s business, including the company’s growth plans for the next four years and the major operational and financial risks in achieving these objectives. The Orbital board asked about near-term operational challenges and market opportunities as well as management’s views on potential strategic transactions. Mr. Gregory A. Jones, Vice President, Corporate Strategy and Development of Orbital, presented several potential acquisition targets, including a potential acquisition of a major part of ATK’s Aerospace Group and a potential acquisition of another manufacturer of rocket propulsion systems, referred to in this joint proxy statement/prospectus as “Company A.”. Mr. Jones discussed with the Orbital board the benefits and risks of each of these potential acquisitions and identified a transaction with ATK as the most desirable, based on available information, due to Orbital management’s belief that such a transaction with ATK was in line with two of Orbital’s primary strategic goals at the time — vertical integration in Orbital’s launch vehicle and satellite business and product line extension in Orbital’s satellite business.  The Orbital board agreed that several of these acquisitions were worth considering and authorized Orbital management to continue exploring the transactions, including a potential transaction with ATK. The Orbital board also determined that the company’s basic strategy of focusing on organic growth in Orbital’s existing markets, propelled by investments in new products and supplemented by acquisitions that would improve the competitive position and cost efficiency of Orbital’s products, accelerate expansion into adjacent markets or accomplish both, was sound, that management should continue to focus on executing this strategy, and that it was unlikely that a sale of all or a substantial part of Orbital would provide acceptable value to the company’s stockholders due to the Orbital board’s belief that Orbital’s then current stock price was not reflective of the intrinsic value of Orbital given that the company was nearing completion of a multi-year research and development investment program to create several new products.”

2.     The following paragraphs are hereby added after the first full paragraph on page 62 of the Joint Proxy Statement/ Prospectus under the heading “Background of the Merger”:

“On March 26 and 27, 2013, members of Orbital management, including Messrs. Thompson, Pierce and Jones, met with members of management of Company A.  During this meeting, the parties discussed the potential acquisition of Company A by Orbital, including any legal or regulatory issues presented by such an acquisition.  This discussion was preliminary in nature and the parties did not discuss any specific terms of a possible transaction.  After this meeting, representatives of Orbital and Company A did not engage in further discussions regarding the potential acquisition of Company A by Orbital.  In early June, Orbital management discontinued its pursuit of an acquisition of Company A due to obstacles presented by Company A’s governance structure and due to Orbital management’s determination that such a transaction would only allow for vertical integration in Orbital’s launch business and would not provide for any expansion of Orbital’s satellite business.

In April 2013, Mr. Jones spoke with the chief executive officer of a satellite manufacturer, referred to in this joint proxy statement/prospectus as “Company B.”  During this discussion, Mr. Jones inquired whether Company B would have an interest in considering a possible strategic combination of the two companies.  This discussion was limited to a preliminary inquiry and did not address any specific terms of a possible transaction.  After this discussion, representatives of Orbital and Company B did not engage in further discussions regarding a potential strategic combination transaction and in early July 2013, Orbital determined not to continue discussions with Company B as the stockholders of Company B were not interested in pursuing a potential strategic combination of the two companies.”

3.              The following paragraph on page 96 of the Joint Proxy Statement/Prospectus under the heading “Opinion of Orbital’s Financial Advisor—Selected Public Companies Analysis”:

“We refer to the Orbital Selected Companies and the ATK A&D Selected Companies together as the “Selected Companies.” Citi reviewed, among other things, the firm values of the Selected Companies, calculated as equity value (based on closing stock prices on April 25, 2014) plus debt and minority interest, less cash, in-the-money convertible debt and investments in unconsolidated affiliates, as a multiple of calendar years 2014 and 2015 estimated earnings before interest, taxes, depreciation and amortization (referred to as “EBITDA”). Historical financial data of the Selected Companies were based on public filings and other publicly available information as of April 25, 2014. Estimated financial results for the Selected Companies (including Orbital, when used as a Selected Company for the ATK A&D business) were based on publicly available research analysts’ estimates as of April 25, 2014. For purposes of the selected publicly traded companies analysis of Orbital, estimated financial results of Orbital were based on internal estimates of Orbital’s management. Estimated financial results of the ATK A&D business were based on internal estimates of ATK’s management as adjusted by Orbital’s management. The observed multiples for the Orbital Selected Companies of firm value to calendar year 2014 estimated EBITDA ranged from a low of 8.7x to a high of 10.1x (with a median of 9.2x) and of firm value to calendar year 2015 estimated EBITDA ranged from a low of 8.0x to a high of 9.2x (with a median of 8.9x). The observed multiples for the ATK A&D Selected Companies of firm value to calendar year 2014 estimated EBITDA ranged from a low of 6.1x to a high of 10.1x (with a median of 8.8x) and of firm value to calendar year 2015 estimated EBITDA ranged from a low of 6.1x to a high of 9.6x (with a median of 8.3x).”

is hereby amended to read as follows:

“We refer to the Orbital Selected Companies and the ATK A&D Selected Companies together as the “Selected Companies.” Citi reviewed, among other things, the firm values of the Selected Companies, calculated as equity value (based on closing stock prices on April 25, 2014) plus debt and minority interest, less cash, in-the-money convertible debt and investments in unconsolidated affiliates, as a multiple of calendar years 2014 and 2015 estimated earnings before interest, taxes, depreciation and amortization (referred to as “EBITDA”). Historical financial data of the Selected Companies were based on public filings and other publicly available information as of April 25, 2014. Estimated financial results for the Selected Companies (including Orbital, when used as a Selected Company for the ATK A&D business) were based on publicly available research analysts’ estimates as of April 25, 2014. For purposes of the selected publicly traded companies analysis of Orbital, estimated financial results of Orbital were based on internal estimates of Orbital’s management. Estimated financial results of the ATK A&D business were based on internal estimates of ATK’s management as adjusted by Orbital’s management. For purposes of the selected publicly traded companies analysis, the estimated financial results of the ATK A&D business did not incorporate the “additional ATK A&D items” (as defined below under Discounted Cash Flow Analysis). The observed multiples for the Orbital Selected Companies of firm value to calendar year 2014 estimated EBITDA ranged from a low of 8.7x to a high of 10.1x (with a median of 9.2x) and of firm value to calendar year 2015 estimated EBITDA ranged from a low of 8.0x to a high of 9.2x (with a median of 8.9x). The observed multiples for the ATK A&D Selected Companies of firm value to calendar year 2014 estimated EBITDA ranged from a low of 6.1x to a high of 10.1x (with a median of 8.8x) and of firm value to calendar year 2015 estimated EBITDA ranged from a low of 6.1x to a high of 9.6x (with a median of 8.3x).” The individual multiples derived for each of the selected companies were not independently determinative of Citi’s views with respect to its selected public companies analysis.

4.              The following paragraph on page 97 of the Joint Proxy Statement/Prospectus under the heading “Opinion of Orbital’s Financial Advisor—Discounted Cash Flow Analysis”:

“Orbital.    Citi performed a discounted cash flow analysis of Orbital by calculating the estimated present value of the standalone unlevered, after-tax free cash flows that Orbital was forecasted to generate during the nine months ended December 31, 2014 and Orbital’s fiscal years ended December 31, 2015 and 2016 based on internal forecasts of Orbital’s management. Estimated terminal values for Orbital were calculated by applying a range of terminal value EBITDA multiples of 7.5x to 8.5x to Orbital’s fiscal year 2016 estimated EBITDA, which range was derived taking into consideration, among other things, historical multiples of firm value to EBITDA for Orbital and the Orbital Selected Companies. The cash flows and terminal values were then discounted to March 31, 2014 using discount rates ranging from 8.0% to 9.8%, reflecting an estimate of the weighted average cost of capital of Orbital.”

is hereby amended to read as follows:

“Orbital.    Citi performed a discounted cash flow analysis of Orbital by calculating the estimated present value of the standalone unlevered, after-tax free cash flows that Orbital was forecasted to generate during the nine months ended December 31, 2014 and Orbital’s fiscal years ended December 31, 2015 and 2016 based on internal forecasts of Orbital’s management. In evaluating Orbital, Citi also took into account the present value of the proceeds from Orbital’s CRS receivable as estimated by the management of Orbital. Estimated terminal values for Orbital were calculated by applying a range of terminal value EBITDA multiples of 7.5x to 8.5x to Orbital’s fiscal year 2016 estimated EBITDA of $178 million, which implied perpetuity growth rates ranging from 0.7% to 3.2%. Citi’s applied range of terminal value EBITDA multiples for Orbital was derived taking into consideration, among other things, historical multiples of firm value to EBITDA for Orbital and the Orbital Selected Companies. The cash flows and terminal values were then discounted to March 31, 2014 using discount rates ranging from 8.0% to 9.8%, reflecting an estimate of the weighted average cost of capital of Orbital.”

5.              The following paragraph on page 97 of the Joint Proxy Statement/Prospectus under the heading “Opinion of Orbital’s Financial Advisor—Discounted Cash Flow Analysis”:

“The ATK A&D Business.    Citi performed a discounted cash flow analysis of the ATK A&D business by calculating the estimated present value of the standalone unlevered, after-tax free cash flows that the ATK A&D business was forecasted to generate during its fiscal years ended March 31, 2015, 2016 and 2017, based on internal forecasts of ATK management as adjusted by Orbital’s management, including adjustments reflecting the present value of potential future after-tax environmental and litigation-related liabilities, annual cash flows from ATK’s Airbus receivable and projected after-tax cash pension contributions required under ATK A&D’s pension plan (collectively referred to as the “additional ATK A&D items”) as adjusted by Orbital’s management. Estimated terminal values for the ATK A&D business were calculated by applying a range of terminal value EBITDA multiples of 7.5x to 8.5x to the ATK A&D business’ fiscal year 2017 estimated EBITDA, which range was derived taking into consideration, among other things, historical multiples of firm value to EBITDA for ATK and the ATK A&D Selected Companies. The cash flows, additional ATK A&D items and terminal values were then discounted to March 31, 2014 using discount rates ranging from 7.0% to 8.7%, reflecting an estimate of the weighted average cost of capital of the ATK A&D business.”

is hereby amended to read as follows:

“The ATK A&D Business.    Citi performed a discounted cash flow analysis of the ATK A&D business by calculating the estimated present value of the standalone unlevered, after-tax free cash flows that the ATK A&D business was forecasted to generate during its fiscal years ended March 31, 2015, 2016 and 2017, based on internal forecasts of ATK management as adjusted by Orbital’s management, including adjustments reflecting the present value of potential future after-tax environmental and litigation-related liabilities, annual cash flows from ATK’s Airbus receivable and projected after-tax cash pension contributions required under ATK A&D’s pension plan (collectively referred to as the “additional ATK A&D items”) as adjusted by Orbital’s management. Estimated terminal values for the ATK A&D business were calculated by applying a range of terminal value EBITDA multiples of 7.5x to 8.5x to the ATK A&D business’ fiscal year 2017 estimated Adjusted

EBITDA of $489 million (as adjusted to $483 million by Orbital’s management), which implied perpetuity growth rates ranging from (0.4)% to 2.0%. Citi’s applied range of terminal value EBITDA multiples for the ATK A&D business was derived taking into consideration, among other things, historical multiples of firm value to EBITDA for ATK and the ATK A&D Selected Companies. The cash flows, additional ATK A&D items and terminal values were then discounted to March 31, 2014 using discount rates ranging from 7.0% to 8.7%, reflecting an estimate of the weighted average cost of capital of the ATK A&D business.”

Additional Information and Where to Find It

In connection with the proposed transaction between Orbital and ATK, Orbital and ATK has filed relevant materials with the SEC.  ATK has filed a registration statement on Form S-4 that includes a joint proxy statement of Orbital and ATK that also constitutes a prospectus of ATK (declared effective on December 17, 2014). INVESTORS AND SECURITYHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT / PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ORBTIAL, ATK AND THE PROPOSED TRANSACTION. The joint proxy statement / prospectus and other documents relating to the proposed transaction can be obtained free of charge from the SEC’s website at www.sec.gov. These documents can also be obtained free of charge from Orbital upon written request to Orbital at investor.relations@orbital.com or by calling Barron Beneski at 703-406-5528 or from ATK upon written request to ATK at investor.relations@atk.com or by calling Michael Pici at 703-412-3216.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBITAL SCIENCES CORPORATION

January 16, 2015	By:	/s/ Thomas E. McCabe
Thomas E. McCabe
Senior Vice President, General Counsel and Secretary